March 27, 2008

Below is a transcript of a 30 second television advertisement.  The Section I contains the language spoken during the advertisement.  The Section II contains the language shown as text on the screen over the image of the speaker, during the ad.

SECTION I:

Hi, this is Gabriel Wisdom, coming to you from a webcam in the San Diego office of American Money Management.  Fallen angels is an old Wall Street term to describe stocks and bonds that have gone on sale.  We created the Fallen Angels Income Fund to make money for bargain hunters.  If you’re interested in high monthly income, and growth, our Fallen Angels Income Fund could help you.  No loads, no sales charges.  Call us now, and receive a prospectus and investor package.  Take advantage of the bargains.

SECTION II:

Gabriel Wisdom

American Money Management

(888) 999-1395

FallenAngelsFunds.com

Before investing, consider the fund’s investment objectives, risks and expenses.

Contact us for a prospectus containing this information.  Read it carefully.